EXHIBIT 1	DISCLOSURES REQUIRED BY RULE 15GA-2 FOR ERNST & YOUNG LLP

Double Diamond Funding-VI, LLC
Fixed Rate Mortgage-Backed Notes, Series 2018
Sample Mortgage Loan Agreed-Upon Procedures

Report To:
Double Diamond, Inc.
Double Diamond Funding-VII, LLC

24 September 2018

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com
Report of Independent Accountants on Applying Agreed-Upon Procedures

Double Diamond, Inc.
Double Diamond Funding-VII, LLC
5495 Belt Line Road, Suite 200
Dallas, Texas 75254

Re:        Double Diamond Funding-VII, LLC (the “Issuer”)
Fixed Rate Mortgage-Backed Notes, Series 2018 (the “Notes”)
Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Double Diamond, Inc. (“Double Diamond”) and the Issuer (together with Double Diamond, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a portfolio of mortgage loans contributed and sold to the Issuer which represent monies borrowed by persons to purchase underdeveloped lots of certain real estate developments (the “Initial Mortgage Loans”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Party.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Double Diamond, on behalf of the Issuer, provided us with:
a.	Electronic data files:
i.
Labeled “SEC_DUMP_ALL EXCL LL, 62, 63, DELINQ AND UDI_083118.xlsx” and the corresponding record layout and decode information (the “Base Data File”) that Double Diamond, on behalf of the Issuer, indicated contains information relating to the Initial Mortgage Loans as of 31 August 2018 (the “Cut-Off Date”) and

ii.
Labeled “SEC_ALL EXCL LL, 62, 63, DELINQ AND UDI_DBRS_RMBS_083118.xlsx” and the corresponding record layout and decode information (the “Supplemental Data File,” together with the Base Data File, the “Provided Data Files”) that Double Diamond, on behalf of the Issuer, indicated contains information relating to the:

(1)	Original loan-to-value ratio and
(2)	Maturity date
(collectively, the “Supplemental Characteristics”) corresponding to each Initial Mortgage Loan as of the Cut-Off Date,

a.	Imaged copies of:
i.
The real estate sales contract, deed of trust note, note, and agreement to transfer title and assumption of deed of trust note, or other related documents (collectively and as applicable, the “Contract”) and

ii.	Certain printed screen shots from Double Diamond’s servicing system (the “System Screen Shots,” together with the Contract, the “Source Documents”)
that Double Diamond, on behalf of the Issuer, indicated relate to each Sample Mortgage Loan (as defined in Attachment A),
b.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us by Double Diamond, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Double Diamond, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Initial Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Initial Mortgage Loans,
iii.	Whether the originators of the Initial Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Initial Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Party but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

24 September 2018

Attachment A Page 1 of 1

Procedures performed and our associated findings

1.
As instructed by Double Diamond, on behalf of the Issuer, we randomly selected a sample of 130 Initial Mortgage Loans from the Base Data File (the “Sample Mortgage Loans”).  For the purpose of this procedure, Double Diamond, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans or the methodology they instructed us to use to select the Sample Mortgage Loans from the Base Data File.

For the purpose of the procedures described in this report, the 130 Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 130.

2.
As instructed by Double Diamond, on behalf of the Issuer, we appended the information for each Sample Mortgage Loan on the Base Data File with the corresponding Supplemental Characteristics, all as shown on the Supplemental Data File.  The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

3.
For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by Double Diamond, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by Double Diamond, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Data File Field Name	Source Document	Note(s)
Account number	Account Number	Contract	i.
Borrower name	Name	Contract	ii., iii.
Current rate	Interest Rate	Contract	iv.
Step up date	Date Int Changed	Contract	v.
Step up rate	New Interest% Rate	Contract	v.
Development	Subdivision	Contract	ii., vi.
First payment date	First Pymt Date	Contract
Total number of payments	Loan Term	(a) Contract or (b) Contract and recalculation	vii.
Current balance	Principle Balance	System Screen Shots	viii.
FICO score	Credit Score	System Screen Shots	ix.
Original loan-to-value ratio	OLTV	Recalculation	x.
Maturity date	Maturity	Contract and recalculation	xi.
Remaining term	Remaining Term	Contract and recalculation	xii.

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.
For the purpose of comparing the borrower name Sample Characteristic for each Sample Mortgage Loan with more than one borrower name, as shown on the Contract, Double Diamond, on behalf of the Issuer, instructed us to note agreement if the borrower name, as shown on the Data File, agreed to any of the borrower names, as shown on the Contract.

Exhibit 1 to Attachment A Page 2 of 3

Notes:  (continued)

iv.
For the purpose of comparing the current rate Sample Characteristic for each Sample Mortgage Loan (except for the Sample Mortgage Loans described in the succeeding paragraph of this note iv.), Double Diamond, on behalf of the Issuer, instructed us to use the initial rate, as shown on the Contract.

For the purpose of comparing the current rate Sample Characteristic for each Sample Mortgage Loan with a step up date on or prior to the Cut-Off Date, as shown on the Contract, Double Diamond, on behalf of the Issuer, instructed us to use the step up rate, as shown on the Contract.

vi.
Double Diamond, on behalf of the Issuer, instructed us not to compare the step up date and step up rate Sample Characteristics for Sample Mortgage Loans with a step up date and step up rate value of “<Blank>,” as shown on the Data File.

vii.	Double Diamond, on behalf of the Issuer, instructed us not to compare the development Sample Characteristic for Sample Mortgage Loans with a development value of “<Blank>,” as shown on the Data File.

vii.
For the purpose of comparing the total number of payments Sample Characteristic for each Sample Mortgage Loan (except for the Sample Mortgage Loans described in the succeeding paragraph of this note vii.), Double Diamond, on behalf of the Issuer, instructed us to use the total number of payments, as shown on the Contract.

For the purpose of comparing the total number of payments Sample Characteristic for each Sample Mortgage Loan with a step up rate shown on the Contract, Double Diamond, on behalf of the Issuer, instructed us to recalculate the total number of payments as the sum of the:
(a)	Number of payments at the initial rate and
(b)	Number of payments at the step up rate,
both as shown on the Contract.

viii.
Double Diamond, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity which occurred after the Cut-Off Date.  For the purpose of comparing the current balance Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Cut-Off Date.

Exhibit 1 to Attachment A Page 3 of 3

Notes:  (continued)

xi.
For the purpose of comparing the FICO score Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to note agreement if the FICO score value, as shown on the Data File, agreed to at least one FICO score, as shown on the System Screen Shots.  We performed no procedures to reconcile any differences that may exist relating to the information on the System Screen Shots.

x.
For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the original loan-to-value ratio by:

a.	Adding the purchase price to the sales tax, both as shown on the Data File,
b.	Subtracting the down payment, as shown on the Data File, from the result obtained in a. above,
c.	Dividing the result obtained in b. above by the sum of the purchase price and sales tax, both as shown on the Data File, and
d.	Rounding the result obtained in c. above to the second decimal (XX.XX%).

xi.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the maturity date by:
a.	Adding the total number of payments, as shown on the Contract, to the prior extensions, as shown on the Data File,
b.	Subtracting one from the result obtained in a. above and
c.	Adding the result obtained in b. above (in months) to the first payment date, as shown on the Contract.

xii.
For the purpose of comparing the remaining term Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the remaining term as the difference in months between the:

a.	Next due date, as shown on the Data File, and
b.	Maturity date, as calculated in note xi. above.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Double Diamond, on behalf of the Issuer, described in the notes above.